UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6872
Registrant's telephone number, including area code

Date of fiscal year end: April 30, 2019

Date of reporting period:  April 30, 2019

Item 1. Reports to Stockholders.

LOGAN CAPITAL FUNDS

Logan Capital Large Cap Growth Fund

Annual Report
April 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically through the Fund’s website.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held within the fund complex and may apply to all funds held through your financial intermediary.

Logan Capital Large Cap Growth Fund

Table of Contents

Letter to Shareholders	3
Investment Highlights	9
Sector Allocation of Portfolio Assets	11
Schedule of Investments	12
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	18
Notes to the Financial Statements	20
Report of Independent Registered Public Accounting Firm	28
Expense Example	29
Notice to Shareholders	31
Information about Trustees and Officers	32
Approval of Investment Advisory Agreement	36
Privacy Notice	41

Logan Capital Large Cap Growth Fund

Dear Shareholder,

We are pleased to provide the following comments about Fund performance, the economy and the market for the fiscal year ended April 30, 2019.

Overview

For the fiscal year ended April 30, 2019, the Logan Capital Large Cap Growth Fund (the “Fund”) Institutional Class and Investor Class returned +17.95% and +17.67%, respectively, compared to the benchmark, the Russell 1000® Growth Index (the “Index”), which returned +17.43%. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. In terms of fiscal quarterly returns, the Fund had a batting average (number of quarters a manager beats the index divided by the total number of quarters in the time period) of .500, trailing the Index in the first two fiscal quarters followed by two strong quarters which lifted the Fund ahead of the Index for second half of the fiscal year, as well as for the fiscal year as a whole.

In an era of rapid technological advancements, it should come as no surprise that the Fund’s top 10 performers were names that are predominately involved in and/or heavily utilize the internet or technology. These sectors include: Technology/Financial Technology (Amphenol, Broadcom, Mettler-Toledo, MasterCard, Paycom Software), Consumer Discretion (Netflix, Amazon, Starbucks), Healthcare (Align Technology) and Global Payments (Finance). While these last two names are not specifically assigned to the Technology sector, both are heavy users of technology, Align for 3D printing and Global Payments for electronic payment processing.

It is notable that 5 of these top 10 performers were also top 10 performers during the previous fiscal year. This highlights just how powerful and durable new trends in technology can be. Although we’ve had some of these names for quite some time, it is conceivable that they will grow increasingly important to every aspect of our daily lives.

Conversely, names on the bottom 10 list were mostly clustered in Retail and consumer-reliant sectors (Constellation Brands, Haines Brands, Spectrum Brands, Monster Beverage, Middleby) with the balance of the bottom names sprinkled across various areas: computer gaming (Electronic Arts), electronic instruments (IPGP Photonics), IT consulting (Cognizant Technology), industrial equipment (United Rentals), and finance (Alliance Data Systems).

Looking at the sectors, it is notable that all sectors represented in the Fund made a positive contribution to performance for the year. It is often informative to see which sectors relatively outperformed or underperformed the Index. This fiscal year, the Fund’s outperformance was once again driven by good relative returns in the Technology, Consumer Discretion and Healthcare sectors. Conversely, the weakest relative sector performers for the year were Consumer Staples, Financials, and Communication Services. As is often the case, any given sector may contain some of the best performing names as wells as some of the worst performing names. This highlights how the rapidly

Logan Capital Large Cap Growth Fund

changing economy continues to reward the innovators while punishing the slow adapters, especially in the consumer-related areas of the economy.

Market year in review

There is always a wide assortment of events which push the market up or down during the year, but some of the biggest ones included the Federal Reserve’s clear signal that it would stop raising interest rates (for the time being), Brexit (still unresolved), the trade war and tariff situation with China, the ongoing political investigations in Washington DC, the strong showing by the U.S. economy, and the continued earnings growth for U.S. companies.

Fiscal quarter 1 – ended July 31, 2018

Markets remained volatile, as a series of political and geopolitical events caused temporary pullbacks in stocks. However, U.S. economic growth and corporate earnings reminded investors of still-strong economic and market fundamentals and the major U.S. stock indexes were able to finish the quarter with decent gains.

One of the keys to analyzing the markets and the economy has been the ability to separate potentially worrisome political and geopolitical headlines from still-improving corporate and economic fundamentals. Cutting through the “headline noise” has been essential to assessing the outlook for various assets. During the second quarter, investors had to weather market volatility caused by numerous unsettling headlines, including the imposition of steel and aluminum tariffs on U.S. allies, threats of a significant trade conflict between the U.S. and China, an Italian & EU political scare, and lack of progress on Brexit.

Data during the quarter reported a meaningful rebound in U.S. economic data and earnings that were very important positives that helped to support the U.S. stock indices and ultimately led to the positive quarterly performance.

Meanwhile, away from political and trade dramas, the Federal Reserve raised interest rates another 25 basis points (one hundredth of one percent) in June (as expected) and signaled its intent to raise rates two more times in 2018, which would bring the Fed Funds rate to nine-year highs. And, those rate hikes came in response to steadily rising inflation, which for the quarter finally hit the Fed’s 2.0% year-over-year target. These steadily rising interest rates were a major concern for the markets. Fortunately, the Fed softened its stance later in the year.

Fiscal quarter 2 – ended October 31, 2018

The big event for the quarter was the stock market’s surge to new all-time highs, officially making this the longest bull market in modern investment history. Strong earnings and the improved outlook for global trade were important positive catalysts for market performance during the 3 months ending October 31, 2018.  However, investors were disappointed when the strong market rallies in July and August were offset by weakness in October leaving the Fund with negative returns for the quarter.

Market weakness in October came even though the current economic growth is the best we’ve seen in years. The final reading of 2Q18 GDP (gross domestic product) showed growth above 4% annually, and the Atlanta Federal Reserve is calling for near-4% GDP growth for the third quarter as well. Corporate earnings growth also

Logan Capital Large Cap Growth Fund

remained very strong during the third quarter, as more than 80% of S&P 500 (seeks to reflect the risk and return of all large cap companies and is also is used as a proxy for all of the total stock market. It tracks the 500 most widely held stocks on the NYSE or NASDAQ and is widely regarded as the best single gauge of large-cap U.S. equities) companies reported earnings above consensus expectations – a record high. Analysts expect strong earnings growth to persist into 2019.

Despite news headlines that focused on various political firestorms and the continued uncertainty with regard to the U.S. and China trade relationship, positive economic and corporate fundamentals outweighed unnerving political and geopolitical headlines and pushed the stock market to new record highs during the quarter.

Trade tariffs between the U.S. and China remained a big concern, but other trade issues improved during the quarter. In July, the United States and the European Union reached a trade agreement and in August, the United States and Mexico agreed to a trade framework to replace NAFTA (North American Free Trade Agreement). On the final day of September, Canada and the U.S. reached an agreement for Canada to join the existing U.S./Mexico deal. This leaves the U.S./China trade relationship unresolved and that certainly represents a potential risk to the global economy and markets. However, there was a solid belief that some sort of deal would be hammered out.

Fiscal quarter 3 – ended January 31, 2019

After reaching an all-time high in late September, the stock market began a very bumpy ride. It resulted in one of the worst fourth quarters in 25 years, making calendar 2018 the first year in a decade with negative annual returns for the S&P 500. Furthermore, the market had its worst December since the Great Depression with the market plunging on Christmas Eve to levels that were within a whisker of bear market territory. Technology stocks – especially the popular FANG stocks – which have performed so well until now – were especially hard hit.  FANG is the acronym for four high-performing technology stocks in the market – Facebook, Amazon, Netflix and Google (now Alphabet).

The good news was that a Santa Claus rally arrived with a vengeance the day after Christmas and the final five weeks of the Fund’s fiscal quarter saw one of the strongest market rebounds in memory. From the Christmas Eve lows to the end of January, the S&P 500 turned in an unprecedented ~15% gain (intraday, price only basis). Equally unusual, this rising tidal wave lifted all sectors, which bode well for the market in the coming months.

Despite the recent rally, it would be unwise to presume there is smooth sailing ahead. The market has recovered its footing, but there are still longer-term concerns to keep an eye on.

Fiscal quarter 4 – ended April 30, 2019

After experiencing the worst December since 1931, the January rebound in stocks continued into the Fund’s fiscal fourth quarter. In fact, at the end of April, the stock market rallied back to new all-time highs, thereby surpassing the highs seen in the September 2018. This was due to a combination of improving U.S.-China trade relations, the Federal Reserve halting interest rate increases, and a better outlook for corporate earnings.

Logan Capital Large Cap Growth Fund

Starting with U.S.-China trade negotiations, significant progress was made toward a new deal over the past three months, highlighted by the removal of the March 1st trade deal deadline imposed by the administration back in late November. Most of that progress occurred in January and that was one of the initial catalysts for the first quarter rally in stocks.

Turning to the Fed, perhaps the most impactful event of the quarter was the meeting in which the Federal Open Market Committee, not only opted to hold interest rates steady, but also stated that it would be “patient” regarding further rate increases. This shift, which according to the Fed was in response to global economic uncertainty, helped extend the market’s gains from early January. The expected “pause” in interest rate hikes was later confirmed by the Fed at the March meeting when data from the Fed indicated that no additional rate hikes are expected in 2019. The Fed’s indication that it will keep interest rates steady should relieve pressure on the economy. There have already been some positive side effects of that move, such as a decline in mortgage rates, which has boosted housing sales.

Finally, on a corporate level, earnings results were better than feared with more than 70% of S&P 500 companies reporting earnings that beat estimates and over 60% of companies reporting stronger than expected revenues.  Put plainly, investors were expecting earnings to be worse than they were. As it turned out, earnings were “less-bad” than expected, thereby re-establishing some confidence in the market.

These factors, along with high levels of consumer and investor confidence, came together to produce one of the best quarterly returns in memory.

Looking ahead – Market and economic outlook

Without a doubt, the market has entered a more volatile environment now than in recent years and investors should expect headline events to cause sharp price gyrations. In addition to the trade war with China and the ongoing political dramas, the volatility in stocks is being driven by various economic and market concerns:

•
Until late December, the big question (and fear) was whether the Fed was on a course to over-tighten interest rates and thereby stall economic growth. This uncertainty regarding U.S. monetary policy was a huge concern for investors. After hiking rates four times in 2018, the Fed originally seemed to be saying that it was intent on tightening rates several times in 2019 despite the declines in stocks and wavering economic data. This rhetoric disappointed investors and caused stocks to plunge to fresh 52-week lows during the final two weeks of December. However, the Fed then abruptly backpedaled and made it clear that the odds of further rate hikes were virtually zero – for now. This news was very positively greeted by investors.

•
Have corporate earnings peaked? A 20-year record high of 90%+ of S&P 500 companies beat consensus in 3Q18, but profit warnings from a very few sparked concerns about peak earnings growth for U.S. corporations. Obviously, at some point, earnings growth has to take a breather. However, by and large, the recent earnings season has been solid and the fears of slowing corporate earnings have not (yet) materialized.

•	Is the U.S. economy slowing? Several economic indicators missed Wall Street consensus estimates in December, stoking fears of a slowdown in U.S. economic

Logan Capital Large Cap Growth Fund

growth and the possible onset of a recession. However, the data also indicated that while non-U.S. economies are suffering, the U.S. is holding up quite well. A month into the New Year, recession fears appear to have faded. To be sure, there will be a slowdown at some point, but the consensus now is that the date is likely pushed out from this year to 2020 or 2021.

Fluctuating status of the trade war with China – the market continues to be yanked back and forth by the sabre rattling and on-again / off-again threats from both sides. As of this writing (February), the outlook for a deal has recently improved, which has been greeted as good news by the markets.

While there was clearly more good news than bad in the early months of 2019, it would be a mistake to think that the economic outlook is all “sunshine and roses.”  As such, it seems unlikely that the upcoming quarters will produce returns similar to the quarter that just ended. As the saying goes, “past performance is not indicative of future results.”

The U.S.-China trade negotiations have recently hit a rocky road and that could spell trouble for the economy and the stock market. Furthermore, despite a solid earnings season, there are clear signs of a slowdown not just in earnings, but also in the U.S. economy. And remember, many of the world’s other economies are already struggling with falling growth.

Estimates for GDP growth keep bouncing up and down. The latest adjustment has been to the downside. Internationally, European and Chinese manufacturing data has showed contraction in activity. Continued Brexit uncertainty is acting as a headwind on the British economy.

Finally, during the recent quarter, parts of the yield curve inverted, meaning Treasury yields are higher on short maturities compared to longer maturities. In the past, that situation has often preceded slower economic growth and lower inflation, neither of which are positive for stocks.

In sum, the market’s performance during the quarter was very welcomed following the volatility and un-nerving declines in late 2018. While there are some areas of concern, there are also some signs that this market could plug along for the rest of 2019 – but we would advise against expecting a repeat of the high returns seen in the past year.

This is now the longest bull market and economic expansion in U.S. history. Neither one has to end just because they are getting long in the tooth. Instead, history shows that it is usually some unexpected catalyst that knocks the market or the economy off balance and into a pullback. However, for the moment, the balance of the evidence indicates that investors should give this bull the benefit of the doubt. The gains may be fewer and smaller in the coming months, but it appears that this market still has more than a little life left in it. That being said, investors should expect continued volatility within the context of this still on-going, multiyear bull market and they should regularly evaluate their portfolio to ensure that their investments are an appropriate match for their risk tolerance and long-term goals.

Best Regards,
Logan Capital Management, Inc.

Logan Capital Large Cap Growth Fund

Disclosures

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please see the Schedule of Investments in this report for a complete list of fund holdings.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for emerging markets. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested in the securities. The Fund may purchase and sell options on securities which may be subject to greater fluctuations in value than an investment in the underlying securities. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Fund may purchase securities of companies that are offered pursuant to an IPO which may fluctuate considerably, may be subject to liquidity risk and could have a magnified impact on Fund performance.  By investing in other mutual funds and ETFs, the Fund will bear any share of any fees and expenses charged by the underlying funds, in addition to indirectly bearing the principal risks of those funds including brokerage costs.

The opinions expressed above are those of the author, are subject to change and are not guaranteed and should not be considered investment advice.

It is not possible to invest directly in an index.

Earnings growth is not a measure of the Fund’s future performance.

Logan Capital Large Cap Growth Fund

Comparison of the change in value of a hypothetical $10,000 investment in the
Logan Capital Large Cap Growth Fund – Investor Class and the
Russell 1000® Growth Index

	One	Five	Since Inception
Average Annual Total Return:	Year	Years	(6/28/12)
Logan Capital Large Cap Growth Fund –
Investor Class	17.67%	14.05%	15.20%
Russell 1000® Growth Index	17.43%	14.50%	16.59%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-215-1200.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on June 28, 2012, the Fund’s inception date. Returns reflect the reinvestment of dividends and capital gain distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. This chart does not imply any future performance.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

Logan Capital Large Cap Growth Fund

Comparison of the change in value of a hypothetical $100,000 investment in the
Logan Capital Large Cap Growth Fund – Institutional Class and the
Russell 1000® Growth Index

	One	Five	Since Inception
Average Annual Total Return:	Year	Years	(6/28/12)
Logan Capital Large Cap Growth Fund –
Institutional Class	17.95%	14.31%	15.48%
Russell 1000® Growth Index	17.43%	14.50%	16.59%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-215-1200.

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund on June 28, 2012, the Fund’s inception date. Returns reflect the reinvestment of dividends and capital gain distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. This chart does not imply any future performance.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

Logan Capital Large Cap Growth Fund

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at April 30, 2019 (Unaudited)

Percentages represent market value as a percentage of net assets.

Note: For presentation purposes, the Fund has grouped some of the industry categories.  For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Logan Capital Management, Inc.

Logan Capital Large Cap Growth Fund

SCHEDULE OF INVESTMENTS
at April 30, 2019

COMMON STOCKS – 99.74%	Shares	Value
Communication Services – 13.24%
Alphabet, Inc. – Class A (a)	413	$495,170
Alphabet, Inc. – Class C (a)	413	490,842
Electronic Arts, Inc. (a)	6,829	646,365
Facebook, Inc. (a)	5,823	1,126,168
Netflix, Inc. (a)	5,155	1,910,134
		4,668,679
Consumer Discretionary – 18.15%
Amazon.com, Inc. (a)	1,154	2,223,204
Dick’s Sporting Goods, Inc.	12,908	477,596
Foot Locker, Inc.	8,508	486,743
Hanesbrands, Inc.	18,250	329,777
Home Depot, Inc.	4,268	869,391
Nike, Inc.	6,143	539,540
Starbucks Corp.	11,048	858,209
Williams-Sonoma, Inc.	10,753	614,749
		6,399,209
Consumer Staples – 7.44%
Constellation Brands, Inc.	3,300	698,511
Estee Lauder Cos., Inc.	6,150	1,056,631
Monster Beverage Corp. (a)	14,590	869,564
		2,624,706
Financials – 0.55%
S&P Global, Inc.	875	193,078

Health Care – 12.89%
Agilent Technologies, Inc.	5,390	423,115
Align Technology, Inc. (a)	5,023	1,630,868
IQVIA Holdings, Inc. (a)	2,935	407,671
Mettler-Toledo International, Inc. (a)	1,142	851,087
Waters Corp. (a)	3,050	651,297
Zoetis, Inc.	5,726	583,136
		4,547,174
Industrials – 10.01%
Acuity Brands, Inc.	2,292	335,388
Cintas Corp.	2,793	606,472
Fastenal Co.	3,675	259,271
Insperity, Inc.	4,315	515,901
Nordson Corp.	3,210	468,500

The accompanying notes are an integral part of these financial statements.

Logan Capital Large Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)
at April 30, 2019

COMMON STOCKS – 99.74% (Continued)	Shares	Value
Industrials – 10.01% (Continued)
United Rentals, Inc. (a)	2,605	$367,097
Verisk Analytics, Inc.	5,187	732,093
WABCO Holdings, Inc. (a)	1,847	244,617
		3,529,339
Materials – 1.52%
Sherwin-Williams Co.	1,178	535,790

Semiconductors & Semiconductor Equipment – 4.64%
Broadcom, Inc.	5,137	1,635,621

Software Services – 20.22%
Adobe Systems, Inc. (a)	2,299	664,986
Cognizant Technology Solutions Corp. – Class A	7,943	579,521
EPAM Systems, Inc. (a)	2,475	443,916
Fiserv, Inc. (a)	8,216	716,764
FleetCor Technologies, Inc. (a)	3,010	785,459
Global Payments, Inc.	11,265	1,645,479
MasterCard, Inc.	6,468	1,644,424
Paycom Software, Inc. (a)	3,206	649,311
		7,129,860
Technology Hardware & Equipment – 11.08%
Amphenol Corp.	12,784	1,272,775
Apple, Inc.	8,923	1,790,578
IPG Photonics Corp. (a)	3,254	568,572
Trimble, Inc. (a)	6,768	276,270
		3,908,195
TOTAL COMMON STOCKS
(Cost $16,230,132)		35,171,651
TOTAL INVESTMENTS
(Cost $16,230,132) – 99.74%		35,171,651
Other Assets in Excess of Liabilities – 0.26%		90,138
TOTAL NET ASSETS – 100.00%		$35,261,789

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Logan Capital Management, Inc.

The accompanying notes are an integral part of these financial statements.

Logan Capital Large Cap Growth Fund

STATEMENT OF ASSETS AND LIABILITIES
at April 30, 2019

Assets:
Investments, at value (cost $16,230,132)	$35,171,651
Receivables:
Investment securities sold	321,394
Dividends and interest	14,173
Prepaid expenses	9,351
Total assets	35,516,569

Liabilities:
Payables:
Due to Custodian	12,955
Investment securities purchased	99,090
Fund shares redeemed	73,985
Audit fees	22,000
Advisory fee	17,210
Administration and accounting fees	14,395
Transfer agent fees and expenses	6,342
Shareholder reporting	2,839
12b-1 distribution fees	2,154
Chief Compliance Officer fee	2,000
Legal fees	925
Custody fees	885
Total liabilities	254,780
Net assets	$35,261,789

Net assets consist of:
Paid-in capital	$16,379,510
Total distributable earnings	18,882,279
Net assets	$35,261,789

Investor Class:
Net assets applicable to outstanding Investor Class shares	$10,326,006
Shares issued (unlimited number of beneficial
interest authorized, $0.01 par value)	410,247
Net asset value, offering price and redemption price per share(1)	$25.17

Institutional Class:
Net assets applicable to outstanding Institutional Class shares	$24,935,783
Shares issued (unlimited number of beneficial
interest authorized, $0.01 par value)	973,752
Net asset value, offering price and redemption price per share(1)	$25.61

(1)	A redemption fee of 1.00% is assessed against shares redeemed within 180 days of purchase.

The accompanying notes are an integral part of these financial statements.

Logan Capital Large Cap Growth Fund

STATEMENT OF OPERATIONS
For the Year Ended April 30, 2019

Investment income:
Dividends (Net of foreign taxes withheld of $0)	$256,055
Interest	7,775
Total investment income	263,830

Expenses:
Investment advisory fees (Note 4)	207,779
Administration and accounting fees (Note 4)	86,006
Transfer agent fees and expenses (Note 4)	39,805
12b-1 distribution fees – Investor Class (Note 5)	24,173
Audit fees	22,000
Trustee fees and expenses	14,857
Federal and state registration fees	10,678
Chief Compliance Officer fees (Note 4)	10,000
Legal fees	8,205
Reports to shareholders	5,490
Custody fees (Note 4)	5,314
Insurance expense	1,799
Other expenses	13,818
Total expenses before advisory fee waiver	449,924
Less: advisory fee waiver	(29,373)
Net expenses	420,551
Net investment loss	(156,721)

Realized and unrealized gain on investments:
Net realized gain on transaction on investments	257,103
Net change in unrealized appreciation on investments	5,275,099
Net realized and unrealized gain on investments	5,532,202
Net increase in net assets resulting from operations	$5,375,481

The accompanying notes are an integral part of these financial statements.

Logan Capital Large Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	April 30, 2019	April 30, 2018
Operations:
Net investment loss	$(156,721)	$(149,604)
Net realized gain on investments	257,103	1,062,011
Net change in unrealized
appreciation on investments	5,275,099	3,993,116
Net increase in net assets
resulting from operations	5,375,481	4,905,523

Distributions to Shareholders:
Investor Class	(233,656)	—
Institutional Class	(524,127)	—
Total distributions to shareholders	(757,783)	—

Capital Share Transactions:
Proceeds from shares sold
Investor Class shares	1,019,094	2,290,665
Institutional Class shares	—	—
Proceeds from shares issued to holders
in reinvestment of dividends
Investor Class shares	233,656	—
Institutional Class shares	524,127	—
Cost of shares redeemed
Investor Class shares	(1,244,095)	(715,136)
Institutional Class shares	—	—
Redemption fees retained
Investor Class shares	527	—
Institutional Class shares	—	—
Net increase in net assets
from capital share transactions	533,309	1,575,529
Total increase in net assets	5,151,007	6,481,052

Net Assets:
Beginning of year	30,110,782	23,629,730
End of year	$35,261,789	$30,110,782 (1)

The accompanying notes are an integral part of these financial statements.

Logan Capital Large Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	April 30, 2019	April 30, 2018
Changes in Shares Outstanding:
Shares sold
Investor Class shares	43,450	108,788
Institutional Class shares	—	—
Proceeds from shares issued to holders
in reinvestment of dividends
Investor Class shares	11,442	—
Institutional Class shares	25,259	—
Shares redeemed
Investor Class shares	(52,962)	(33,179)
Institutional Class shares	—	—
Net increase in shares outstanding	27,189	75,609

(1)	Includes accumulated net investment loss of $64,595.

The accompanying notes are an integral part of these financial statements.

Logan Capital Large Cap Growth Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

Investor Class
	Year Ended April 30,
	2019	2018	2017	2016	2015
Net Asset Value –
Beginning of Year	$21.97	$18.27	$15.15	$15.79	$13.64

Income from
Investment Operations:
Net investment loss	(0.15)^	(0.10)	(0.16)	(0.13)	(0.12)
Net realized and unrealized
gain/(loss) on investments	3.90	3.80	3.28	(0.40)	2.43
Total from
investment operations	3.75	3.70	3.12	(0.53)	2.31

Less Distributions:
Distributions from
net realized gains	(0.55)	—	—	(0.11)	(0.16)
Total distributions	(0.55)	—	—	(0.11)	(0.16)
Redemption fees~	0.00 ^	0.00	0.00	0.00	0.00
Net Asset Value –
End of Year	$25.17	$21.97	$18.27	$15.15	$15.79

Total Return	17.67%	20.25%	20.59%	-3.38%	17.04%

Ratios and Supplemental Data:
Net assets, end of
year (thousands)	$10,326	$8,971	$6,078	$5,319	$4,984
Ratio of expenses
to average net assets:
Before fee waivers	1.58%	1.56%	1.76%	1.75%	1.89%
After fee waivers	1.49%	1.41%	1.49%*	1.50%	1.50%
Ratio of net investment loss
to average net assets:
Before fee waivers	(0.76)%	(0.82)%	(1.10)%	(1.16)%	(1.23)%
After fee waivers	(0.67)%	(0.67)%	(0.83)%	(0.91)%	(0.84)%
Portfolio turnover rate	7%	8%	9%	14%	28%

^	Based on average shares outstanding.
~	Amount is less than $0.01.
*	Effective August 28, 2016, the advisor contractually agreed to lower the net annual operating expense limit to 1.49%.

The accompanying notes are an integral part of these financial statements.

Logan Capital Large Cap Growth Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

Institutional Class
	Year Ended April 30,
	2019	2018	2017	2016	2015
Net Asset Value –
Beginning of Year	$22.29	$18.50	$15.30	$15.92	$13.71

Income from
Investment Operations:
Net investment loss	(0.10)^	(0.10)	(0.10)	(0.10)	(0.08)
Net realized and unrealized
gain/(loss) on investments	3.97	3.89	3.30	(0.41)	2.45
Total from
investment operations	3.87	3.79	3.20	(0.51)	2.37

Less Distributions:
Distributions from
net realized gains	(0.55)	—	—	(0.11)	(0.16)
Total distributions	(0.55)	—	—	(0.11)	(0.16)
Net Asset Value –
End of Year	$25.61	$22.29	$18.50	$15.30	$15.92

Total return	17.95%	20.49%	20.92%	-3.23%	17.39%

Ratios and Supplemental Data:
Net assets, end of
year (thousands)	$24,936	$21,140	$17,551	$17,475	$16,571
Ratio of expenses
to average net assets:
Before fee waivers	1.33%	1.39%	1.51%	1.50%	1.64%
After fee waivers	1.24%	1.24%	1.24%*	1.25%	1.25%
Ratio of net investment loss
to average net assets:
Before fee waivers	(0.51)%	(0.65)%	(0.85)%	(0.91)%	(0.98)%
After fee waivers	(0.42)%	(0.50)%	(0.58)%	(0.66)%	(0.59)%
Portfolio turnover rate	7%	8%	9%	14%	28%

^	Based on average shares outstanding.
*	Effective August 28, 2016, the advisor contractually agreed to lower the net annual operating expense limit to 1.24%.

The accompanying notes are an integral part of these financial statements.

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS
April 30, 2019

NOTE 1 – ORGANIZATION

The Logan Capital Large Cap Growth Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company.  The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The investment objective of the Fund is long-term capital appreciation.  The Fund commenced operations on June 28, 2012 and offers Investor Class and Institutional Class shares.  Each class of shares differs principally in its respective distribution expenses and sales charges, if any.  Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no federal income or excise tax provisions are required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  The tax returns of the Fund’s prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions:  Securities transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2019

The Fund distributes substantially all of its net investment income, if any, and net realized capital gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund’s shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

The Fund is charged for those expenses that are directly attributable to it, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a fund are typically allocated among the funds in the Trust proportionately based on allocation methods approved by the Board of Trustees (the “Board”).  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

D.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

E.
Redemption Fees:  The Fund charges a 1% redemption fee to shareholders who redeem shares held for 180 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital. The Fund’s Investor Class and Institutional Class retained redemption fees of $527 and $0, respectively, during the year ended April 30, 2019.

F.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share. For the year ended April 30, 2019, the Fund made the following permanent tax adjustments on the Statement of Assets and Liabilities:

Distributable Earnings	Paid-in Capital
$162,738	$(162,738)

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2019

G.
Events Subsequent to the Fiscal Year End: In preparing the financial statements as of April 30, 2019, management considered the impact of subsequent events for the potential recognition or disclosure in the financial statements. Management has determined there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities:  Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds and real estate investment trusts (REITs), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2019

Investment Companies: Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in level 1 of the fair value hierarchy.

Short-Term Debt Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of Advisors Series Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC (“Fund Services” or the “Administrator”), doing business as U.S. Bank Global Fund Services, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the fair valuation hierarchy of the Fund’s securities as of April 30, 2019:

	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$4,668,679	$—	$—	$4,668,679
Consumer Discretionary	6,399,209	—	—	6,399,209
Consumer Staples	2,624,706	—	—	2,624,706
Financials	193,078	—	—	193,078
Health Care	4,547,174	—	—	4,547,174
Industrials	3,529,339	—	—	3,529,339
Information Technology	12,673,676	—	—	12,673,676
Materials	535,790	—	—	535,790
Total Common Stocks	35,171,651	—	—	35,171,651
Total Investments in Securities	$35,171,651	$—	$—	$35,171,651

Refer to the Fund’s schedule of investments for a detailed break-out of securities by industry classification.  Transfers between levels are recognized at the end of the reporting period.  During the year ended April 30, 2019, the Fund recognized no transfers between levels.

In August 2018, the Financial Accounting Standards Board issued Accounting Standard Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2019

Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and disclosures.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Logan Capital Management, Inc. (the “Advisor”) provided the Fund with investment management services under an investment advisory agreement.  The Advisor furnishes all investment advice, office space, and facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at an annual rate of 0.65% for the Fund based upon the average daily net assets of the Fund.  For the year ended April 30, 2019, the Fund incurred $207,779 in advisory fees.  Advisory fees payable at April 30, 2019 for the Fund were $17,210.

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that the net annual operating expenses (excluding Acquired Fund Fees and Expenses, taxes, interest and dividends on securities sold short and extraordinary expenses) do not exceed the following amounts of the average daily net assets for each class of shares:

Investor Class	1.49%
Institutional Class	1.24%

The Advisor may request recoupment of previously waived fees and paid expenses in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the year ended April 30, 2019, the Advisor reduced its fees and absorbed Fund expenses in the amount of $29,373 for the Fund.  Cumulative expenses subject to recapture expire as follows:

		May 2021 –
4/30/2020	4/30/2021	April 2022	Total
$59,373	$40,819	$29,373	$129,565

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2019

Fund Services serves as the Fund’s administrator, fund accountant, and transfer agent.  In those capacities, Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Fund to Fund Services for these services for the year ended April 30, 2019 are disclosed in the statement of operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank N.A. serves as custodian (the “Custodian”) to the Fund.  Both the Distributor and Custodian are affiliates of the Administrator. Fees paid by the Fund to U.S. bank N.A. for custody services for the year ended April 30, 2019 are disclosed in the statement of operations.

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Investor Class shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended April 30, 2019, the Fund incurred distribution expenses on its Investor Class shares of $24,173.

NOTE 6 – SECURITIES TRANSACTIONS

For year ended April 30, 2019, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

Purchases	Sales
$2,320,454	$2,084,400

There were no purchases or sales of long-term U.S. Government securities.

NOTE 7 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended April 30, 2019 and April 30, 2018, were as follows:

	Year Ended	Year Ended
	April 30, 2019	April 30, 2018
Long-Term Capital Gains	$757,783	—

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2019

As of April 30, 2019, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments(a)	$16,238,078
Gross unrealized appreciation	19,377,167
Gross unrealized depreciation	(443,594)
Net unrealized appreciation(a)	18,933,573
Undistributed long-term capital gains	7,284
Total distributable earnings	7,284
Other accumulated gains/(losses)	(58,578)
Total accumulated earnings/(losses)	$18,882,279

(a)	The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to wash sales and post 30 wash sales.

At April 30, 2019, the fund deferred, on a tax basis, ordinary late year losses of $58,578.

NOTE 8 – PRINCIPAL RISKS

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s NAV, market price, yield, and total return. The Fund’s prospectus provided additional information regarding these and other risks of investing in the Fund at the time of initial public offering of the Fund’s shares.

Market Risk.  The Fund is designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices such as bonds and money market instruments. The value of a Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund, and you could lose money.

Equity Risk.  The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value that could affect the value of the Fund’s shares and the total return on your investment. This may occur because of factors that affect the securities market generally, such as adverse changes in: economic conditions, the general outlook for corporate earnings, interest rates, or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management.

Sector Emphasis Risk. The Advisor’s value investment strategy of identifying investment opportunities through a bottom-up process emphasizing internally generated fundamental research, may from time to time result in the Fund investing significant amounts of its portfolio in securities of issuers principally engaged in the same or related businesses. Market conditions, interest rates and economic, regulatory or financial

Logan Capital Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2019

developments could significantly affect a single business or a group of related businesses. Sector emphasis risk is the risk that the securities of companies in such business or businesses, if comprising a significant portion of the Fund’s portfolios, could react in some circumstances negatively to these or other developments and adversely affect the value of the portfolio to a greater extent than if such business or businesses comprised a lesser portion of the Fund’s portfolio.

Logan Capital Large Cap Growth Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees Advisors Series Trust and
Shareholders of Logan Capital Large Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Logan Capital Large Cap Growth Fund (the “Fund”), a series of Advisors Series Trust, including the schedule of investments, as of April 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
June 24, 2019

Logan Capital Large Cap Growth Fund

EXPENSE EXAMPLE
April 30, 2019 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) and redemption fees, if applicable; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from November 1, 2018 to April 30, 2019.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Logan Capital Large Cap Growth Fund

EXPENSE EXAMPLE (Continued)
April 30, 2019 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	11/1/2018	4/30/2019	11/1/2018 – 4/30/2019
Actual
Investor Class	$1,000.00	$1,186.40	$8.08
Institutional Class	$1,000.00	$1,188.10	$6.73
Hypothetical (5% return
before expenses)
Investor Class	$1,000.00	$1,017.41	$7.45
Institutional Class	$1,000.00	$1,018.65	$6.21

(1)
Expenses are equal to the Investor Class and Institutional Class fund shares’ annualized expense ratios of 1.49% and 1.24%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period of operations).

Logan Capital Large Cap Growth Fund

NOTICE TO SHAREHOLDERS
at April 30, 2019 (Unaudited)

For the year ended April 30, 2019, the Logan Capital Large Cap Growth Fund designated $757,783 as long-term capital gains for purposes of the dividends paid deduction.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-215-1200 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-215-1200.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available, upon request, by calling 1-855-215-1200.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more  accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-215-1200 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Logan Capital Large Cap Growth Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS
(Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

Independent Trustees(1)
Number of
				Portfolios	Other
		Term of	Principal	in Fund	Directorships
	Position	Office and	Occupation	Complex	Held During
Name, Address	Held with	Length of	During Past	Overseen by	Past
and Age	the Trust	Time Served	Five Years	Trustee(2)	Five Years(3)

Gail S. Duree	Trustee	Indefinite	Director, Alpha	4	Trustee, Advisors
(age 72)		term; since	Gamma Delta		Series Trust
615 E. Michigan Street		March 2014.	Housing		(for series not
Milwaukee, WI 53202			Corporation		affiliated with
			(collegiate housing		the Fund);
			management) (2012		Independent
			to present); Trustee		Trustee from
			and Chair (2000 to		1999 to 2012,
			2012), New		New Covenant
			Covenant Mutual		Mutual Funds
			Funds (1999 to 2012);		(an open-end
			Director and Board		investment
			Member, Alpha		company with
			Gamma Delta		4 portfolios).
Foundation
(philanthropic
organization) (2005
to 2011).

David G. Mertens	Trustee	Indefinite	Partner and Head of	4	Trustee, Advisors
(age 58)		term*; since	Business Development		Series Trust
615 E. Michigan Street		March 2017.	(February 2019 to		(for series not
Milwaukee, WI 53202			present) Ballast Equity		affiliated with
			Management, LLC		the Fund).
(a privately-held
investment advisory
firm); Managing
Director and Vice
President, Jensen
Investment Management,
Inc. (a privately-held
investment advisory
firm) (2002 to 2017).

Logan Capital Large Cap Growth Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Continued)
(Unaudited)

Independent Trustees(1)
Number of
				Portfolios	Other
		Term of	Principal	in Fund	Directorships
	Position	Office and	Occupation	Complex	Held During
Name, Address	Held with	Length of	During Past	Overseen by	Past
and Age	the Trust	Time Served	Five Years	Trustee(2)	Five Years(3)

George J. Rebhan	Chairman	Indefinite	Retired; formerly	4	Trustee, Advisors
(age 84)	of the	term; since	President, Hotchkis		Series Trust
615 E. Michigan Street	Board and	May 2002.	and Wiley Funds		(for series not
Milwaukee, WI 53202	Trustee		(mutual funds)		affiliated with
			(1985 to 1993).		the Fund);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

Joe D. Redwine	Trustee	Indefinite	Retired; formerly	4	Trustee, Advisors
(age 71)		term; since	Manager, President,		Series Trust
615 E. Michigan Street		September	CEO, U.S. Bancorp		(for series not
Milwaukee, WI 53202		2008.	Fund Services, LLC,		affiliated with
			and its predecessors,		the Fund).
(May 1991 to July 2017).

Raymond B. Woolson	Trustee	Indefinite	President, Apogee	4	Trustee, Advisors
(age 60)		term*; since	Group, Inc.		Series Trust
615 E. Michigan Street		January 2016.	(financial consulting		(for series not
Milwaukee, WI 53202			firm) (1998 to present).		affiliated with
the Fund);
Independent
Trustee,
DoubleLine
Funds Trust
(an open-end
investment
company with
16 portfolios),
DoubleLine
Opportunistic
Credit Fund and
DoubleLine
Income Solutions
Fund, from 2010
to present;
Independent
Trustee,
DoubleLine
Equity Funds
from 2010
to 2016.

Logan Capital Large Cap Growth Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Continued)
(Unaudited)

Officers
Term of
	Position	Office and
Name, Address	Held with	Length of
and Age	the Trust	Time Served	Principal Occupation During Past Five Years

Jeffrey T. Rauman	President,	Indefinite	Senior Vice President, Compliance and
(age 50)	Chief	term; since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Executive	December	(February 1996 to present.)
Milwaukee, WI 53202	Officer and	2018.
Principal
Executive
Officer

Cheryl L. King	Vice	Indefinite	Vice President, Compliance and Administration,
(age 57)	President,	term; since	U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Treasurer	December	(October 1998 to present).
Milwaukee, WI 53202	and	2007.
Principal
Financial
Officer

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 47)	Treasurer	term; since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		September	(June 2005 to present).
Milwaukee, WI 53202		2013.

Richard R. Conner	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 36)	Treasurer	term; since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		December	(July 2010 to present).
Milwaukee, WI 53202		2018.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bancorp Fund Services,
(age 61)	President,	term; since	LLC and Vice President, U.S. Bank N.A.
615 E. Michigan Street	Chief	September	(February 2008 to present).
Milwaukee, WI 53202	Compliance	2009.
Officer and
AML Officer

Logan Capital Large Cap Growth Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Continued)
(Unaudited)

Officers
Term of
	Position	Office and
Name, Address	Held with	Length of
and Age	the Trust	Time Served	Principal Occupation During Past Five Years

Emily R. Enslow, Esq.	Vice	Indefinite	Vice President, U.S. Bancorp Fund Services, LLC
(age 32)	President	term; since	(July 2013 to present).
615 E. Michigan Street	and	December
Milwaukee, WI 53202	Secretary	2017.

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of April 30, 2019, the Trust was comprised of 41 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-855-215-1200.

Logan Capital Large Cap Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

At a meeting held on December 5-6, 2018 the Board (which is comprised of five persons, all of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved, for another annual term, the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Logan Capital Management, Inc. (the “Advisor”) on behalf of the Logan Capital Large Cap Growth Fund (the “Large Cap Growth Fund”) and also approved the continuance for another annual term of the Advisory Agreement for the Logan Capital International Fund,  Logan Capital Small Cap Growth Fund and Logan Capital Large Cap Core Fund, each of which had not commenced operations at the time of this meeting (collectively, the “Funds”).  At this meeting, and at a prior meeting held on October 17-18, 2018, the Board received and reviewed substantial information regarding the Funds, the Advisor, and the services provided by the Advisor to the Funds under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT.  The Board considered the nature, extent, and quality of the Advisor’s overall services provided to the Funds, as well as its responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, as well as the Advisor’s cybersecurity program and business continuity plan.  The Board also considered its knowledge of the Advisor’s operations and noted that during the course of the prior year they had met with the Advisor in person to discuss the Large Cap Growth Fund’s performance and investment outlook as well as various marketing and compliance topics, including the Advisor’s risk management process.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods, and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

2.	THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR. In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and

Logan Capital Large Cap Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued)
(Unaudited)

long-term performance of the Large Cap Growth Fund as of July 31, 2018, on both an absolute basis and in comparison to its peer funds utilizing Morningstar classifications and an appropriate securities benchmark. While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  The Board also took into account that the Large Cap Growth Fund’s track record is measured as of a specific date, and that track records can vary as of different measurement dates. The Board considered that the Logan Capital International Fund, the Logan Capital Small Cap Growth Fund, and the Logan Capital Large Cap Core Fund had each not yet commenced operation.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objective and strategies of the Large Cap Growth Fund, as well as the Fund’s level of risk tolerance, may differ significantly from funds in the peer group universe.  The Board took into account the Advisor’s views as to the reasons for the Large Cap Growth Fund’s relative performance against peers and benchmarks over various time periods and its future outlook for the Fund. In considering the Large Cap Growth Fund’s performance, the Trustees placed greater emphasis on performance against peers as opposed to the unmanaged benchmark index.

Large Cap Growth Fund: The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was above its peer group median for the one-year, three-year, five-year and since inception periods.

The Board reviewed the performance of the Fund against a broad-based securities market benchmark.

The Board also considered any differences in performance between the Advisor’s similarly managed accounts and the performance of the Fund, noting that the Fund underperformed the similarly managed accounts for relevant periods.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of each Fund, the Board reviewed comparisons to the peer funds and the Advisor’s similarly managed separate accounts for other types of clients, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed separate accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

Large Cap Growth Fund: The Board noted that the Advisor has contractually agreed to maintain an annual expense ratio for the Large Cap Growth Fund of 1.49% for the Investor Class and 1.24% for the Institutional Class (the “Expense Caps”).  The Board noted that the Fund’s total expense ratios for both the

Logan Capital Large Cap Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued)
(Unaudited)

Institutional Class and Investor Class were above the peer group median and average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the total expense ratio for the Institutional Class was equal to the peer group median and above the average, while the total expense ratio for the Investor Class was above the peer group median and average.  The Board also noted that the contractual advisory fee was equal to the peer group median and above the average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the advisory fee was below the peer group median and above the average.  The Board also considered that after advisory fee waivers and reimbursement of Fund expenses necessary to maintain the Expense Caps, the net advisory fee received by the Advisor from the Fund during the year ended July 31, 2018 was below the peer group median and equal to the peer group average.  The Board found that the management fee charged to the Fund was equal to or higher than the management fee charged to similarly managed separate accounts depending on the asset level.  The Board also took into consideration the services the Advisor provides to its separately managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.

Logan Capital International Fund: The Board noted that the Advisor has contractually agreed to maintain annual expense ratios for the Logan Capital International Fund of 1.50% for the Investor Class and 1.25% for the Institutional Class (the “Expense Caps”). The Board noted that the Fund’s estimated total expense ratios for both the Institutional Class and Investor Class were above the peer group median and average.  The Board also noted that the contractual advisory fee was slightly above the peer group median and above the peer group average.  The Board found that the management fee charged to the Fund was equal to or higher than the management fee charged to similarly managed separate accounts depending on the asset level.  The Board also took into consideration the services the Advisor provides to its separately managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.

Logan Capital Small Cap Growth Fund: The Board noted that the Advisor has contractually agreed to maintain annual expense ratios for the Logan Capital Small Cap Growth Fund of 1.50% for the Investor Class and 1.25% for the Institutional Class (the “Expense Caps”).  The Board noted that the Fund’s estimated total expense ratio for the Institutional Class was above the peer group median and below the peer group average and that the estimated total expense ratio for the Investor Class was above the peer group median and average.  The Board also noted that the contractual advisory fee was slightly below the peer group median and equal to the peer group average.  The Board found that the management fee charged to the Fund was equal to or higher than the management fee charged to

Logan Capital Large Cap Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued)
(Unaudited)

similarly managed separate accounts depending on the asset level.  The Board also took into consideration the services the Advisor provides to its separately managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.

Logan Capital Large Cap Core Fund: The Board noted that the Advisor has contractually agreed to maintain annual expense ratios for the Logan Capital Large Cap Core Fund of 1.50% for the Investor Class and 1.25% for the Institutional Class (the “Expense Caps”).  The Board noted that the Fund’s estimated total expense ratios for both the Institutional Class and Investor Class were above the peer group median and average.  The Board also noted that the contractual advisory fee was above the peer group median and average.  The Board found that the management fee charged to the Fund was equal to or higher than the management fee charged to similarly managed separate accounts depending on the asset level.  The Board also took into consideration the services the Advisor provides to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.

4.
ECONOMIES OF SCALE.  The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Funds do not exceed the specified Expense Caps.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor and concluded that it would continue to monitor economies in the future as circumstances changed and assuming asset levels continued to increase.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUNDS.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds.  The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional benefits derived by the Advisor from its relationship with the Funds, including benefits received in the form of Rule 12b-1 fees and shareholder servicing plan fees received from the Funds and “soft dollar” benefits that may be received by the Advisor in exchange for Fund brokerage.  The Board also reviewed information regarding fee offsets for separate accounts and sponsored programs invested in the Funds and determined that the Advisor was not receiving an advisory fee both at the separate account and at the Fund level for any such accounts or fees from both the sponsored programs and Funds with respect to any such programs, and as a result was not receiving additional fall-out benefits from any such relationships.  After such review, the Board determined that

Logan Capital Large Cap Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued)
(Unaudited)

the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Large Cap Growth Fund, Logan Capital International Fund, Logan Capital Small Cap Growth Fund and Logan Capital Large Cap Core Fund, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the Funds would be in the best interest of each Fund and its shareholders.

Logan Capital Large Cap Growth Fund

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and/or

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

(This Page Intentionally Left Blank.)

Investment Advisor
Logan Capital Management, Inc.
6 Coulter Avenue, Suite 2000
Ardmore, Pennsylvania 19003

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
(855) 215-1200

Custodian
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, New York 10103

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 4/30/2019	FYE 4/30/2018
Audit Fees	$18,400	$17,900
Audit-Related Fees	N/A	N/A
Tax Fees	$3,600	$3,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 4/30/2019	FYE 4/30/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 4/30/2019	FYE 4/30/2018
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*     /s/Jeffrey T. Rauman
 Jeffrey T. Rauman, President/Chief Executive Officer/Principal
 Executive Officer

Date    July 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal
Executive Officer

Date    July 5, 2019

By (Signature and Title)*    /s/Cheryl L. King
Cheryl L. King, Vice President/Treasurer/Principal Financial
Officer

Date    July 9, 2019

* Print the name and title of each signing officer under his or her signature.